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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): SEPTEMBER 30, 1998

                         PACIFICARE HEALTH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                 000-21949                 95-4591529
(State or other jurisdiction of     (Commission               (IRS Employer
 incorporation or organization)     File Number)          Identification Number)


              3120 LAKE CENTER DRIVE, SANTA ANA, CALIFORNIA 92704
          (Address of principal executive offices, including zip code)

      (Registrant's telephone number, including area code): (714) 825-5200


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               On September 30, 1998, PacifiCare Health Systems, Inc. ("PacifiCare") sold the outstanding stock of its wholly owned subsidiary, PacifiCare of Utah, Inc. ("the Utah HMO"), to Elan Health Partners, LLC, a Utah limited liability company. Under the terms of the stock purchase agreement, PacifiCare guaranteed the buyer that the Utah HMO would have a minimum net equity of $10 million based on the audited values of the assets and liabilities transferred with the Utah HMO on the closing date.

               At the closing, both the buyer and PacifiCare extended subordinated loans to the Utah HMO in the aggregate amount of $1.2 million to increase the Utah HMO's statutory net equity to $11.2 million. The loans are subordinated to the Utah HMO's normal trade creditors and subscribers. However, the $700,000 loan made by PacifiCare is senior to the $500,000 loan made by the buyer. PacifiCare's loan is repayable after January 1, 1999 from excess surplus maintained by the Utah HMO.

               As of September 30, 1998, the Utah HMO served approximately 107,000 commercial, 11,000 Medicare and 7,000 Medicaid members.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Financial Statements of Business Acquired.

               Not applicable.


      (b)      Pro Forma Financial Information.

               To be filed by amendment within 60 days of the date of filing of this Form 8-K.

      (c)      Exhibits.

               2.1 Stock Purchase Agreement dated July 6, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC.

               2.2 First Amendment to Stock Purchase Agreement dated September 30, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC.

               2.3 Second Amendment to Stock Purchase Agreement dated September 30, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC.

               99.1        Press release of October 2, 1998.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         PACIFICARE HEALTH SYSTEMS, INC.
                                  (Registrant)


Date: October 7, 1998                  By: /s/      Robert B. Stearns
                                           -------------------------------------
                                                    Robert B. Stearns
                                                 Executive Vice President
                                                 and Chief Financial Officer
                                                 (Principal Financial Officer)



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                                  EXHIBIT INDEX



Exhibit No.       Description of Exhibits
-----------       -----------------------

2.1 Stock Purchase Agreement dated July 6, 1998, by and between PacifiCare Health Plan Administrators, Inc. and Elan Health Partners, LLC.

2.2 First Amendment to Stock Purchase Agreement dated September 30, 1998, by and between PacifiCare Health Plan
                  Administrators, Inc. and Elan Health Partners, LLC.

2.3 Second Amendment to Stock Purchase Agreement dated September 30, 1998, by and between PacifiCare Health Plan
                  Administrators, Inc. and Elan Health Partners, LLC.

99.1              Press release of October 2, 1998.




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